                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1996 to November 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.



                                            GREEN TREE FINANCIAL CORP.


                                            BY: /s/Phyllis A. Knight
                                                --------------------
                                                Phyllis A. Knight
                                                Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.

                                            GREEN TREE FINANCIAL CORP.


                                            BY: /s/Phyllis A. Knight
                                                -----------------------------
                                                Phyllis A. Knight
                                                Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                 November 1996

                                      Distribution Date: 12/16/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                              LP5,LQ3
                                      Trust Account:  3334725-0

Class A Certificates
--------------------

1. (a) Amount Available (including Monthly
       Servicing Fee)                                    $2,320,117.53

   (b) Class M-1 Interest Deficiency Amount
       (if any), Class M-2 Interest Deficiency
       Amount (if any) and Class B-1 Interest
       Deficiency Amount (if any) withdrawn for
       prior Payment Date                                          .00

   (c) Amount Available after giving effect to
       withdrawal of any Class M-1 Interest Deficiency
       Amount, Class M-2 Interest Deficiency Amount
       and Class B-1 Interest Deficiency Amount prior
       Payment Date                                       2,320,117.53

   INTEREST

2. Aggregate Interest
   (a) Class A-1 Pass-through Rate          5.70%
       Class A-1 Interest                                    82,965.76

   (b) Class A-2 Pass-through Rate          6.00%
       Class A-2 Interest                                   105,000.00

   (c) Class A-3 Pass-through Rate          6.35%
       Class A-3 Interest                                    91,545.83

3. Amount Applied to unpaid Class A Interest Shortfall              .00

4. Remaining Unpaid Class A Interest Shortfall                      .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                 November 1996
                                    Page 2

                                           Distribution Date: 12/16/96
                                           CUSIP#:  393505 LJ9,LK6,LL4,LM2,LN0,
                                                    LP5,LQ3
                                          Trust Account:  3334725-0
        PRINCIPAL

5.  Formula Principal Distribution Amount:
    (a) Scheduled Principal                          $  261,948.65
    (b) Principal Prepayments                         1,261,748.10
    (c) Delinquent Payments Advanced                     41,190.31
    (d) Liquidated Contracts                             47,037.46
    (e) Repurchases                                            .00
    (f) Delinquent Payments Recovered                   (36,189.70)
    (g) Previously Undistributed Principal Amounts             .00

                Total Principal                                  $ 1,575,734.82

6.  Pool Scheduled Principal Balance                              77,616,763.87

7.  Senior Percentage for such Payment Date                                 100%

8.  Class A Principal Distribution:
    (a) Class A-1                                                  1,575,734.82
    (b) Class A-2                                                           .00
    (c) Class A-3                                                           .00

9.  Class A Principal Balance
    (a) Class A-1 Principal Balance                               15,890,740.87
    (b) Class A-2 Principal Balance                               21,000,000.00
    (c) Class A-3 Principal Balance                               17,300,000.00

    CLASS M-1 CERTIFICATES
    ----------------------

10. Amount Available less the Class A Distribution
    Amount(including Monthly Servicing Fee)                          464,871.12

    INTEREST

11. Aggregate Interest
    (a) Class M-1 Pass-through Rate                           6.95%
        Class M-1 Interest                                             37,935.42

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 November 1996
                                     Page 3

                                      Distribution Date: 12/16/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                              LP5,LQ3
                                      Trust Account:  3334725-0


12.  Amount applied to Unpaid Class M-1 Interest Shortfall            .00

13.  Amount applied to Class M-1 Interest Deficiency Amount           .00

14.  Remaining unpaid Class M-1 Interest Deficiency Amount            .00

15.  Remaining Unpaid Class M-1 Interest Shortfall                    .00

     PRINCIPAL

16.  Formula Principal Distribution Amount
     (a) Scheduled Principal                                          .00
     (b) Principal Prepayments                                        .00
     (c) Liquidated Contracts                                         .00
     (d) Repurchased                                                  .00
     (e) Previously Undistributed Principal Amounts                   .00

17.  Class M-1 Principal Balance                             6,550,000.00

18.  Senior Percentage for such Payment Date                       100.00%

19.  Class M-1 Principal Distribution                                 .00

     INTEREST ON PRINCIPAL SHORTFALL

20.  Aggregate Principal Shortfall                                    .00

21.  Class M-1 Principal Shortfall Amount                             .00

22.  Amount applied to Unpaid Class M-1 Interest
     Shortfall on Principal Shortfall                                 .00

23.  Remaining Unpaid Class M-1 Interest Shortfall on
     Principal Shortfall                                              .00

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 November 1996
                                     Page 4

                                      Distribution Date: 12/16/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                              LP5,LQ3
                                      Trust Account:  3334725-0


     Class M-2 Certificates
     ----------------------

24.  Amount Available less the Class A Distribution Amount
     and Class M-1 Distribution Amount (including Monthly
     Servicing Fee)                                             426,935.70


     INTEREST

25.  Current Interest
     (a) Class M-2 Pass-through Rate               7.30%
     (b) Class M-2 Interest                                      34,218.75

26.  Amount applied to Unpaid Class M-2 Interest Shortfall             .00

27.  Amount applied to Class M-2 Interest Deficiency Amount            .00

28.  Remaining unpaid Class M-2 Interest Deficiency Amount             .00

29.  Remaining unpaid Class M-2 Interest Shortfall                     .00

     PRINCIPAL

30.  Formula Principal Distribution Amount
     (a) Scheduled Principal                                           .00
     (b) Principal Prepayments                                         .00
     (c) Liquidated Contracts                                          .00
     (d) Repurchases                                                   .00
     (e) Previously Undistributed Principal
         Amount                                                        .00

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 November 1996
                                     Page 5


                                            Distribution Date: 12/16/96
                                            CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                    LP5,LQ3
                                            Trust Account:  3334725-0

31.  Class M-2 Principal Balance                              5,625,000.00

32.  Senior Percentage for such Payment Date                        100.00%

33.  Class M-2 Percentage Distribution:                                .00

     INTEREST ON PRINCIPAL SHORTFALL

34.  Aggregate Principal Shortfall Amount                              .00

35.  Class M-2 Principal Shortfall Amount                              .00

36.  Amount applied to Unpaid Class M-2 Interest
     Shortfall on Principal Shortfall                                  .00

37.  Remaining Unpaid Class M-2 Interest Shortfall
     on Principal Shortfall                                            .00

     CLASS B PRINCIPAL DISTRIBUTION TESTS
     (tests must be satisfied on and after the Payment Date occurring in April 1999)

38.  Average Sixty Day Delinquency Ratio Test
     (a) Sixty-Day Delinquency Ratio for current
         Payment Date                                                  .69%
     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two
         preceding months; may not exceed 2.5%)                        .61%

39.  Average Thirty Day Delinquency Ratio Test
     (a) Thirty-Day Delinquency Ratio for current
         Payment Date                                                  .81%
     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two
         preceding months; may not exceed 5%)                          .79%

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 November 1996
                                     Page 6

                                      Distribution Date: 12/16/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                              LP5,LQ3
                                      Trust Account:  3334725-0

40.  Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for current
          Payment Date (as a percentage of Cut-off
          Date Pool Principal Balance: may not exceed
          10% from April 1, 1999 to March 31, 2001,
          11% from April 1, 2001 to March 31, 2002,
          12% after March 1, 2002                                          .33%

41.  Current Realized Losses Test
     (a)  Current Realized Losses for current Payment Date           50,339.09

     (b)  Current Realized Loss Ratio (total Realized
          Losses for most recent three months, multiplied
          by 4, divided by arithmetic average of Pool
          Schedule Principal Balances for third preceding
          Remittance and for current Remittance Date;
          may not exceed 2.5%)                                            1.09%

42.  Class B Principal Balance Test

     (a)  Class B Principal Balance (before any
          distributions on current Payment Date)
          divided by Pool Scheduled Principal Balance
          for prior Payment Date (must equal or exceed 24%)              14.21%

     CLASS B-1 CERTIFICATES
     ----------------------

43.  Amount Available less the Class A Distribution Amount
     and Class M Distribution Amount
     (including Monthly
     Servicing Fee)                                                 392,716.95

     INTEREST

44.  Class B-1 Pass-through Rate                              6.85%

45.  Current Interest                                                32,109.38

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                 November 1996
                                    Page 7

                                   Distribution Date: 12/16/96

                                   CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                            LP5,LQ3
                                   Trust Account:  3334725-0

46.  Amount applied to Unpaid Class B-1 Interest Shortfall             .00

47.  Amount applied to Class B-1 Interest Deficiency Amount            .00

48.  Remaining unpaid Class B-1 Interest Deficiency Amount             .00

49.  Remaining Unpaid Class B-1 Interest Shortfall                     .00

     PRINCIPAL

50.  Formula Principal Distribution Amount:
     (a)  Scheduled Principal                                          .00
     (b)  Principal Prepayments                                        .00
     (c)  Liquidated Contracts                                         .00
     (d)  Repurchases                                                  .00
     (e)  Previously Undistributed Principal Amounts                   .00

51.  Pool Scheduled Principal Balance                        77,616,763.87
52.  Class B Percentage for such Payment Date                          .00

53.  Class B Percentage of Formula Principal
     Distribution Amount                                               .00

54.  Class B Principal Balance                               11,251,023.00

55.  Class B-1 Principal Balance                              5,625,000.00

     INTEREST ON PRINCIPAL SHORTFALL

56.  Aggregate Principal Shortfall Amount                              .00

57.  Class B-1 Principal Shortfall Amount                              .00

58.  Amount applied to Unpaid Class B-1 Interest
     Shoron Principal Shortfall                                        .00


                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 November 1996
                                     Page 8

                                      Distribution Date: 12/16/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                              LP5,LQ3
                                      Trust Account:  3334725-0

59.  Remaining Unpaid Class B-1 Interest Shortfall on Principal
     Shortfall                                                                     .00

     CLASS B-2 CERTIFICATES
     ----------------------

60.  Remaining Amount Available                                             360,607.57

     INTEREST

61.  Class B-2 Pass-through Rate                                7.40%

62.  Current Interest                                                        34,693.81
63.  Amount applied to Unpaid Class B-2 Interest
     Shortfall                                                                     .00

64.  Remaining Unpaid Class B-2 Interest Shortfall                                 .00

     PRINCIPAL

65.  Formula Principal Distribution Amount:
     (a)  Scheduled Principal                                                      .00
     (b)  Principal Prepayments                                                    .00
     (c)  Liquidated Contracts                                                     .00
     (d)  Repurchases                                                              .00
     (e)  Previously Undistributed Principal Amounts                               .00

66.  Pool Scheduled Principal Balance                                    77,616,763.87

67.  Class B Percentage for such Payment Date                                      .00

68.  Class B Percentage of Formula Principal
     Distribution Amount                                                           .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                 November 1996
                                    Page 9
                                                  Distribution Date: 12/16/96
                                                  CUSIP#: 393505-LJ9, LK6, LL4,
                                                  LM2, LN0, LP5, LQ3
                                                  Trust Account: 3334725-0

69.       Current Principal (Class B Percentage of Formula Principal
          Distribution Amount less Class B-1 Principal Balance)          .00

70.       Class B-2 Principal Liquidation Loss Amount                    .00

71.       Class B-2 Limited Guaranty Payment                             .00

72.       Class B-2 Principal Balance                           5,626,023.00

          INTEREST ON PRINCIPAL SHORTFALL

73.       Aggregate Principal Shortfall Amount                           .00

74.       Class B-2 Principal Shortfall Amount                           .00

75.       Amount applied to Unpaid Class B-2 Interest
          Shortfall on Principal Shortfall                               .00

76.       Remaining Unpaid Class B-2 Interest Shortfall
          on Principal Shortfall                                         .00

          CLASS A, CLASS M, AND CLASS B CERTIFICATES
          ------------------------------------------

77.       Pool Factor
          (a) Previous Month Pool Factor                           .84493608
          (b) Current Month Pool Factor                            .82812394

78.       Aggregate Scheduled Balances of Delinquent Contracts
          as of Determination Date
          (a) 31-59 days        629,616.21  44
          (b) 60-89 days        177,786.28  14
          (c) 90 or more days   357,100.39  20

79.       Defaulted Contracts                                      47,298.50

80.       Number of Liquidated Contracts and
          Net Liquidation Loss                          # 5        50,339.09


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                 November 1996
                                    Page 10

                                    Distribution Date: 12/16/96
                                    CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                            LP5,LQ3
                                    Trust Account:  3334725-0

     81.  Number of Loans Remaining                            5,424

     82.  Number and Principal Balance of Contracts
          with FHA Claims finally rejected, or no FHA
          claim was submitted because FHA Insurance was
          unavailable                             # 22    289,948.63

     83.  FHA Insurance reserve amount                 94,542,820.17

     84.  Amount received from FHA insurance                     .00

          CLASS C CERTIFICATES
          ---------------------

     85.  Monthly Servicing Fee                            49,495.31
     86.  Class C Residual Payment                        276,418.45

     Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                    1996-A
                                 November 1996
                              Defaulted Contracts




                                                  Estimated
                                                    Loss at
      Account#  Principal  Interest   Amount      Sale Date
      --------  ---------  ---------  ------      ---------

      15720561  14,713.16     81.65   14,794.81     15,476.73
      15725756   7,172.42     39.80    7,212.22      7,684.98
      15725962  25,151.88    139.59   25,291.47     26,323.44

      TOTALS   $47,037.46   $261.04  $47,298.50    $49,485.15
               ----------   -------  ----------    ----------